CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions	12 Months Ended
	Jan. 02, 2016	Jan. 03, 2015	Dec. 28, 2013
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 274.3	$ 245.1	$ 213.2
Foreign currency translation:
Translation loss	(139.0)	(149.8)	(50.2)
Reclassifications to net income			10.8
Pension and other postretirement benefits:
Net (loss) gain recognized from actuarial gain/loss and prior service cost/credit	(18.9)	(125.2)	48.1
Reclassifications to net income	22.9	16.9	10.0
Cash flow hedges:
(Losses) gains recognized on cash flow hedges	(0.5)	0.1	0.8
Reclassifications to net income	(2.0)	0.9	0.2
Other comprehensive (loss) income, net of tax	(137.5)	(257.1)	19.7
Total comprehensive income (loss), net of tax	$ 136.8	$ (12.0)	$ 232.9